UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 W 42nd Street, Suite 22 B3, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of the Company was held on June 10, 2026. As of the record date, April 14, 2026, we had outstanding and entitled to vote at the 2026 Annual Meeting 65,499,714 shares of common stock. A total of 55,003,818 shares of the Company’s common stock, constituting a quorum, were represented in person or by proxy at the 2026 Annual Meeting.

The Company’s stockholders voted on three proposals at the 2026 Annual Meeting. The final results of the votes regarding each proposal are set forth below.

Proposal No. 1.  Election of Directors: The Company’s stockholders elected L. Dyson Dryden, John M. Fahey, Catherine B. Reynolds and Andy Stuart as Class B directors to serve terms expiring at the annual meeting of stockholders to be held in 2029, until their successors have been elected and qualified. The voting results regarding this proposal are set forth below:

Name	For	Withheld	Broker Non-Votes
L. Dyson Dryden	49,060,918	1,212,286	4,730,614
John M. Fahey	46,868,482	3,404,722	4,730,614
Catherine B. Reynolds	48,763,972	1,509,232	4,730,614
Andy Stuart	49,224,600	1,048,604	4,730,614

Proposal No. 2.  Advisory Resolution on Executive Compensation: The Company’s stockholders approved, on an advisory basis, the 2025 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related tables, notes and narrative in the Proxy Statement. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
49,151,958	1,001,352	119,891	4,730,617

Proposal No. 3.  The Ratification of the Appointment of the Company’s Independent Registered Certified Public Accounting Firm for Fiscal Year 2026: The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered certified public accounting firm for fiscal year 2026. The voting results regarding this proposal are set forth below:

For	Against	Abstain
54,340,611	289,065	374,142

Item 9.01(d):	Financial Statements and Exhibits.
Exhibit 104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

June 11, 2026	By:	/s/ Frederick Goldberg
Frederick Goldberg, Chief Financial Officer